KRANESHARES TRUST

KraneShares Bosera MSCI China A Share ETF (the “Fund”)

Supplement dated July 10, 2015 to the

Statutory Prospectus and Summary Prospectus for the Fund (each, a “Prospectus” and together, the “Prospectuses”)

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus and Summary Prospectus listed above and should be read in conjunction with the Prospectuses.

The Chinese A Shares market has recently been subject to numerous, widespread and extensive trading halts, the risk of which is currently described in the Prospectuses. These trading halts have increased the volatility and reduced the liquidity of the A Shares market.

Accordingly, the Fund does not currently expect to continue to replicate the MSCI China A International Index (“Underlying Index”), but rather will employ a representative sampling strategy. Utilizing such a strategy will provide the Fund’s Adviser, Krane Funds Advisors, LLC (“Krane”), and Co-Adviser, Bosera Asset Management (International) Co., Ltd. (“Bosera”), with greater flexibility to invest Fund assets in securities that are not subject to trading halts and are relatively liquid. The Fund may also hold cash and cash equivalents in lieu of investing cash in A Shares in an effort to ensure the liquidity of the Fund portfolio.

As a result of employing a representative sampling strategy and holding cash and cash equivalents, the Fund may experience greater tracking error. Accordingly, the below changes apply to the Prospectuses:

•	The third and fourth paragraphs in the “Principal Investment Strategies of the Fund” section of the Prospectuses are deleted in their entirety and replaced with the following:

In managing the Fund, Bosera uses a “passive” investment strategy — meaning that Bosera does not attempt to select securities based on their individual potential to outperform the Underlying Index or the market. In seeking to track the performance of the Underlying Index, Bosera intends to employ a representative sampling strategy on behalf of the Fund, which means that the Fund will typically invest in a representative sample of securities that collectively have an investment profile similar to the Underlying Index. Bosera performs this function at its discretion, subject to the investment strategy and restrictions of the Fund and oversight by Krane Funds Advisors, LLC (“Krane”) and the Board of Trustees. The Fund’s securities are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund may invest up to 20% of its assets in investments that are not included in the Underlying Index, but which Krane and/or Bosera believes will help the Fund track the Underlying Index. These investments include B shares of companies whose A Shares are in the Underlying Index, B shares of other companies listed on the Shanghai or Shenzhen Stock Exchanges, H shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange, shares of Red Chip companies with controlling Chinese shareholders that are incorporated outside of mainland China and listed on the Hong Kong Stock Exchange, shares of China-related companies listed on the Hong Kong Stock Exchange, depository receipts representing securities not in the Underlying Index, derivative instruments, including swaps and futures contracts, including index futures, investment company securities, including exchange-traded funds (“ETFs”), and cash or cash equivalents, including money market funds. The Fund may also invest in cash and cash equivalents in anticipation of any reduced liquidity in the A Shares market.

•	In the “Principal Risks” section of the Prospectuses, the following is added prior to the “Management Risk” sub-section:

Liquidity Risk. The Fund’s investments, and particularly its investments in A Shares, are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund.

•	In the “Principal Risks” section of the Prospectuses, the “Management Risk” sub-section is deleted in its entirety and replaced with the following:

Management Risk. Because the Fund employs a representative sampling strategy to track the performance of the Underlying Index and invests less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that Bosera’s security selection process may not produce the intended results.

•	The last sentence of the “Passive Investment Risk” sub-section in the “Principal Risks” section of the Prospectuses is deleted in its entirety.

•	In the “Principal Risks” section of the Prospectuses, the “Tracking Error Risk” sub-section is deleted in its entirety and replaced with the following:

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index due to, among other factors, the Fund’s use of a representative sampling strategy and the Fund holding cash under certain circumstances in lieu of Underlying Index securities. In addition, securities included in the Underlying Index may be unavailable for investment from time to time.

•	In the “Additional Information About the Fund” section of the Statutory Prospectus, the first paragraph in the “Principal Investment Strategies” sub-section is deleted in its entirety and replaced with the following:

Principal Investment Strategies. In managing the Fund, Bosera uses a “passive” investment strategy — meaning that Bosera does not attempt to select securities based on their individual potential to outperform the Underlying Index or the market. In seeking to track the performance of the Underlying Index, Bosera intends to employ a representative sampling index strategy. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

•	In the “Additional Information About the Fund” section of the Statutory Prospectus, the fourth paragraph in the “Principal Investment Strategies” sub-section is deleted in its entirety and replaced with the following:

The Fund may invest up to 20% of its assets in investments that are not included in the Underlying Index, but which Krane and/or Bosera believes will help the Fund track its Underlying Index, including B shares of companies whose A Shares are listed on the Underlying Index, B shares of other companies, H shares, Red Chips, shares of China-related companies listed on the Hong Kong Stock Exchange, depositary receipts representing securities not in the Underlying Index, swap contracts, other securities not in the Underlying Index, investment company securities, including ETFs, cash and cash equivalents, money market instruments, such as repurchase agreements or money market funds (including money market funds advised by Krane, Bosera or their affiliates subject to applicable limitations under the 1940 Act or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in futures contracts, including index futures. The Fund expects to use futures contracts to a limited extent in seeking performance that corresponds to the Underlying Index. Bosera does not engage in temporary defensive investing and seeks to keep the Fund’s assets fully invested in all market environments. As a result, the Fund may be more vulnerable to adverse market movements than a fund that engages in temporary defensive strategies. The Fund may, however, invest in cash and cash equivalents in response to reduced liquidity, or an expectation of reduced liquidity, in the A Shares market.

•	In the “Additional Information About the Fund” section of the Statutory Prospectus, the last paragraph under “Foreign Exchange Control” is deleted in its entirety and replaced with the following:

The PRC government imposes restrictions on the remittance of RMB out of and into China. The Fund will be required to remit RMB from Hong Kong to the PRC to settle the purchase of A Shares and other permissible securities by the Fund from time to time. In the event such remittance is disrupted, the Fund could be adversely affected and, among other matters, may increase the tracking error of the Fund. Any delay in repatriation of RMB out of China may result in delay in payment of redemption proceeds to the redeeming investors. The Chinese government’s policies on exchange control and repatriation restrictions are subject to change, and the Fund’s performance may be adversely affected.

•	In the “Additional Information About the Fund” section of the Statutory Prospectus, the “Passive Investment Risk” sub-sub-section is deleted in its entirety and replaced with the following:

Passive Investment Risk. The Fund is not actively managed. Therefore, unless a specific security is removed from the Fund’s Underlying Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from the Underlying Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. It is anticipated that the value of Fund shares will decline, more or less, in correspondence with any decline in value of the Underlying Index. The Underlying Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to track the Underlying Index could have a negative effect on the Fund. Unlike an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of registered investment companies that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline. Because the Fund uses representative sampling approach, it is expected to hold a smaller number of securities than are in the Underlying Index. As a result, an adverse development to an issuer of securities that the Fund holds could result in a greater decline in NAV than would be the case if the Fund held more of the securities in the Underlying Index.

•	In the “Additional Information About the Fund” section of the Statutory Prospectus, the “Tracking Error Risk” sub-sub-section is deleted in its entirety and replaced with the following:

Tracking Error Risk. Tracking error refers to the risk that the Fund’s performance may not match or correlate to that of its Underlying Index, either on a daily or aggregate basis. Tracking error may cause the Fund’s performance to be less than expected. There are a number of factors that may contribute to the Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of the Underlying Index, the use of representative sampling, asset valuation differences, tax considerations, the unavailability of securities in the Underlying Index from time to time, holding cash and cash equivalents, and other liquidity constraints. Mathematical compounding may prevent the Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. In addition, the Fund may not invest in certain securities and other instruments included in the Underlying Index, or invest in them in the exact proportions they represent of the Underlying Index, including due to legal restrictions or limitations imposed by the government of China or a lack of liquidity on stock exchanges in which such securities trade. Moreover, the Fund may be delayed in purchasing or selling securities and other instruments included in the Underlying Index. Any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the Fund’s tracking error.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.